EXHIBIT (99.5) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Discontinued Operations

The following tables provide selected non-GAAP financial information revised for the impact of accounting for the affected Beauty Brands as discontinued operations. In accordance with the SEC's Regulation G, definitions of the non-GAAP measures presented with the selected revised financial information are provided below and the reconciliation to the most closely related revised GAAP measure are provided within the following tables.

The Core earnings measures included in the following reconciliation tables refer to the equivalent revised GAAP measures adjusted as applicable for the following items:

•	charge in 2015 related to the deconsolidation of our Venezuelan subsidiaries;

•	charges for incremental restructuring due to increased focus on productivity and cost savings;

•	charges for balance sheet impacts from the devaluation of the foreign currency exchange rate in Venezuela prior to deconsolidation; and

•	charges for certain European legal matters.

We do not view these items to be part of our sustainable results. We believe that these Core measures provide an important perspective of underlying business trends and results and provide a more comparable measure of year-on-year earnings per share growth. Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.

Core EPS and Currency-neutral Core EPS: Core EPS is a measure of the Company's revised diluted net earnings per share from continuing operations adjusted as indicated.

Currency-neutral Core EPS is a measure of the Company's Core EPS excluding the incremental current year impact of foreign exchange. We believe the Currency-neutral Core EPS measure provides a more comparable view of year-on-year earnings per share growth. The tables below provide a reconciliation of revised diluted net earnings per share to Core EPS and of Core EPS to Currency-neutral Core EPS.

Core Operating Profit Margin: This is a measure of the Company's revised operating margin adjusted for items as indicated.

Core Gross Margin: This is a measure of the Company's revised gross margin adjusted for items as indicated.

Core Selling, General and Administrative Expense (SG&A) as a percentage of sales: This is a measure of the Company's revised SG&A as a percentage of sales adjusted for items as indicated.

Core Tax Rate: This is a measure of the Company's revised tax rate on continuing operations adjusted for items as indicated.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Brands Discontinued Operations
Fiscal Year Ended June 30, 2015
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	70,749	—	—	—	—	—	—	70,749
COST OF PRODUCTS SOLD	37,056	—	(518)	—	—	—	(1)	36,537
GROSS PROFIT	33,693	—	518	—	—	—	1	34,212
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	20,616	—	(103)	(138)		(28)	1	20,348
VENEZUELA DECONSOLIDATION CHARGE	2,028	—	—	—	(2,028)	—	—	—
OPERATING INCOME	11,049	—	621	138	2,028	28	—	13,864
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	11,012	—	621	138	2,028	28	—	13,827
INCOME TAX ON CONTINUING OPERATIONS	2,725	—	145	34	(24)	—	(1)	2,879
NET EARNINGS FROM CONTINUING OPERATIONS	8,287	—	476	104	2,052	28	1	10,948
NET EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	(1,143)	1,143	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	108	(10)	—	—	—	—	—	98
NET EARNINGS ATTRIBUTABLE TO P&G	7,036	1,153	476	104	2,052	28	1	10,850
GROSS MARGIN	47.6%	—%	0.7%	—%	—%	—%	0.1%	48.4%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	29.1%	—%	(0.1)%	(0.2)%	—%	—%	—%	28.8%
OPERATING PROFIT MARGIN	15.6%	—%	0.9%	0.2%	2.9%	—%	—%	19.6%
EFFECTIVE TAX RATE	24.7%	—%	0.1%	—%	(4.0)%	—%	—%	20.8%
								CORE EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	2.84	—	0.17	0.04	0.71	0.01	(0.01)	3.76
					LESS: CURRENCY IMPACT TO EARNINGS			(0.52)
					CURRENCY-NEUTRAL CORE EPS			4.28

FY 15 CHANGE VERSUS YEAR AGO
CORE GROSS MARGIN	50	BPS
CORE SELLING GENRAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	60	BPS
CORE OPERATING PROFIT MARGIN	(10)	BPS
CORE EFFECTIVE TAX RATE	10	BPS
CORE EPS	(2)%
CURRENCY-NEUTRAL CORE EPS	11%
*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Brands Discontinued Operations
Fiscal Year Ended June 30, 2014
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	74,401	—	—	—	—	—	—	74,401
COST OF PRODUCTS SOLD	39,030	—	(300)	—	—	—	(1)	38,729
GROSS PROFIT	35,371	—	300	—	—	—	1	35,672
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	21,461	—	(88)	(298)	—	(63)	—	21,012
VENEZUELA DECONSOLIDATION CHARGE	—	—	—	—	—	—	—	—
OPERATING INCOME	13,910	—	388	298	—	63	1	14,660
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	13,509	—	388	298	—	63	—	14,258
INCOME TAX ON CONTINUING OPERATIONS	2,851	—	76	23	—	—	(1)	2,949
NET EARNINGS FROM CONTINUING OPERATIONS	10,658	—	312	275	—	63	1	11,309
NET EARNINGS FROM DISCONTINUED OPERATIONS	1,127	(1,127)	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	142	(22)	—	—	—	—	—	120
NET EARNINGS ATTRIBUTABLE TO P&G	11,643	(1,105)	312	275	—	63	1	11,189
GROSS MARGIN	47.5%	—%	0.4%	—%	—%	—%	—%	47.9%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	28.8%	—%	(0.1)%	(0.4)%	—%	(0.1)%	—%	28.2%
OPERATING PROFIT MARGIN	18.7%	—%	0.5%	0.4%	—%	0.1%	—%	19.7%
EFFECTIVE TAX RATE	21.1%	—%	—%	(0.3)%	—%	(0.1)%	—%	20.7%
								CORE EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	3.63	—	0.11	0.09	—	0.02	—	3.85

*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Brands Discontinued Operations
Three Months Ended June 30, 2015
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	16,553	—	—	—	—	—	—	16,553
COST OF PRODUCTS SOLD	8,837	—	(199)	—	—	—	—	8,638
GROSS PROFIT	7,716	—	199	—	—	—	—	7,915
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	4,876	—	(37)	—		16	—	4,855
VENEZUELA DECONSOLIDATION CHARGE	2,028	—	—	—	(2,028)	—	—	—
OPERATING INCOME	812	—	236	—	2,028	(16)	—	3,060
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	1,065	—	236	—	2,028	(16)	1	3,314
INCOME TAX ON CONTINUING OPERATIONS	569	—	63	—	(24)	—	1	609
NET EARNINGS FROM CONTINUING OPERATIONS	496	—	173	—	2,052	(16)	—	2,705
NET EARNINGS FROM DISCONTINUED OPERATIONS	42	(42)	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	17	(2)	—	—	—	—	—	15
NET EARNINGS ATTRIBUTABLE TO P&G	521	(40)	173	—	2,052	(16)	—	2,690
GROSS MARGIN	46.6%	—%	1.2%	—%	—%	—%	—%	47.8%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	29.5%	—%	(0.2)%	—%	—%	0.1%	(0.1)%	29.3%
OPERATING PROFIT MARGIN	4.9%	—%	1.4%	—%	12.3%	(0.1)%	—%	18.5%
EFFECTIVE TAX RATE	53.4%	—%	0.6%	—%	(35.8)%	0.1%	0.1%	18.4%
								CORE EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	0.17	—	0.06	—	0.71	(0.01)	—	0.93
					LESS: CURRENCY IMPACT TO EARNINGS			(0.13)
					CURRENCY-NEUTRAL CORE EPS			1.06

FY 15 CHANGE VERSUS YEAR AGO
CORE GROSS MARGIN	130	BPS
CORE SELLING GENRAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	40	BPS
CORE OPERATING PROFIT MARGIN	80	BPS
CORE EFFECTIVE TAX RATE	(10)	BPS
CORE EPS	4%
CURRENCY-NEUTRAL CORE EPS	19%
*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Brands Discontinued Operations
Three Months Ended June 30, 2014
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	18,115	—	—	—	—	—	—	18,115
COST OF PRODUCTS SOLD	9,785	—	(100)	—	—	—	—	9,685
GROSS PROFIT	8,330	—	100	—	—	—	—	8,430
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	5,310	—	(27)	—		(55)	—	5,228
VENEZUELA DECONSOLIDATION CHARGE	—	—	—	—	—	—	—	—
OPERATING INCOME	3,020	—	127	—	—	55	—	3,202
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	3,009	—	127	—	—	55	—	3,191
INCOME TAX ON CONTINUING OPERATIONS	559	—	30	—	—	—	—	589
NET EARNINGS FROM CONTINUING OPERATIONS	2,450	—	97	—	—	55	—	2,602
NET EARNINGS FROM DISCONTINUED OPERATIONS	170	(170)	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	41	(7)	—	—	—	—	—	34
NET EARNINGS ATTRIBUTABLE TO P&G	2,579	(163)	97	—	—	55	—	2,568
GROSS MARGIN	46.0%	—%	0.6%	—%	—%	—%	(0.1)%	46.5%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	29.3%	—%	(0.1)%	—%	—%	(0.3)%	—%	28.9%
OPERATING PROFIT MARGIN	16.7%	—%	0.7%	—%	—%	0.3%	—%	17.7%
EFFECTIVE TAX RATE	18.6%	—%	0.2%	—%	—%	(0.3)%	—%	18.5%
								CORE EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	0.83	—	0.03	—	—	0.02	0.01	0.89

*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Brands Discontinued Operations
Three Months Ended March 31, 2015
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	16,930	—	—	—	—	—	—	16,930
COST OF PRODUCTS SOLD	8,927	—	(156)	—	—	—	—	8,771
GROSS PROFIT	8,003	—	156	—	—	—	—	8,159
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	4,978	—	(73)	—	—	(5)	—	4,900
OPERATING INCOME	3,025	—	229	—	—	5	—	3,259
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	2,968	—	229	—	—	5	—	3,202
INCOME TAX ON CONTINUING OPERATIONS	567	—	49	—	—	—	(1)	615
NET EARNINGS FROM CONTINUING OPERATIONS	2,401	—	180	—	—	5	1	2,587
NET EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	(213)	213	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	35	(1)	—	—	—	—	—	34
NET EARNINGS ATTRIBUTABLE TO P&G	2,153	214	180	—	—	5	1	2,553
GROSS MARGIN	47.3%	—%	0.9%	—%	—%	—%	—%	48.2%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	29.4%	—%	(0.4)%	—%	—%	—%	(0.1)%	28.9%
OPERATING PROFIT MARGIN	17.9%	—%	1.4%	—%	—%	—%	(0.1)%	19.2%
EFFECTIVE TAX RATE	19.1%	—%	0.2%	—%	—%	—%	(0.1)%	19.2%
								CORE EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	0.82	—	0.06	—	—	—	0.01	0.89
					LESS: CURRENCY IMPACT TO EARNINGS			(0.18)
					CURRENCY-NEUTRAL CORE EPS			1.07

FY 15 CHANGE VERSUS YEAR AGO
CORE GROSS MARGIN	30	BPS
CORE SELLING GENRAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	70	BPS
CORE OPERATING PROFIT MARGIN	(50)	BPS
CORE EFFECTIVE TAX RATE	20	BPS
CORE EPS	(7)%
CURRENCY-NEUTRAL CORE EPS	11%
*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Brands Discontinued Operations
Three Months Ended March 31, 2014
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	18,231	—	—	—	—	—	—	18,231
COST OF PRODUCTS SOLD	9,584	—	(87)	—	—	—	(1)	9,496
GROSS PROFIT	8,647	—	87	—	—	—	1	8,735
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	5,475	—	(39)	(298)	—	—	1	5,139
OPERATING INCOME	3,172	—	126	298	—	—	—	3,596
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	3,042	—	126	298	—	—	(1)	3,465
INCOME TAX ON CONTINUING OPERATIONS	613	—	23	23	—	—	(1)	658
NET EARNINGS FROM CONTINUING OPERATIONS	2,429	—	103	275	—	—	—	2,807
NET EARNINGS FROM DISCONTINUED OPERATIONS	207	(207)	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	27	(5)	—	—	—	—	—	22
NET EARNINGS ATTRIBUTABLE TO P&G	2,609	(202)	103	275	—	—	—	2,785
GROSS MARGIN	47.4%	—%	0.5%	—%	—%	—%	—%	47.9%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	30.0%	—%	(0.2)%	(1.6)%	—%	—%	—%	28.2%
OPERATING PROFIT MARGIN	17.4%	—%	0.7%	1.6%	—%	—%	—%	19.7%
EFFECTIVE TAX RATE	20.2%	—%	—%	(1.1)%	—%	—%	(0.1)%	19.0%
								CORE EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	0.83	—	0.04	0.10	—	—	(0.01)	0.96

*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Brands Discontinued Operations
Three Months Ended December 31, 2014
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	18,495	—	—	—	—	—	—	18,495
COST OF PRODUCTS SOLD	9,558	—	(72)	—	—	—	(1)	9,485
GROSS PROFIT	8,937	—	72	—	—	—	1	9,010
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	5,358	—	(2)	—	—	(39)	—	5,317
OPERATING INCOME	3,579	—	74	—	—	39	1	3,693
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	3,472	—	74	—	—	39	(1)	3,584
INCOME TAX ON CONTINUING OPERATIONS	798	—	18	—	—	—	(1)	815
NET EARNINGS FROM CONTINUING OPERATIONS	2,674	—	56	—	—	39	—	2,769
NET EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	(276)	276	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	26	(2)	—	—	—	—	—	24
NET EARNINGS ATTRIBUTABLE TO P&G	2,372	278	56	—	—	39	—	2,745
GROSS MARGIN	48.3%	—%	0.4%	—%	—%	—%	—%	48.7%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	29.0%	—%	—%	—%	—%	(0.2)%	(0.1)%	28.7%
OPERATING PROFIT MARGIN	19.4%	—%	0.4%	—%	—%	0.2%	—%	20.0%
EFFECTIVE TAX RATE	23.0%	—%	—%	—%	—%	(0.3)%	—%	22.7%
								CORE EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	0.92	—	0.02	—	—	0.01	—	0.95
					LESS: CURRENCY IMPACT TO EARNINGS			(0.15)
					CURRENCY-NEUTRAL CORE EPS			1.10

FY 15 CHANGE VERSUS YEAR AGO
CORE GROSS MARGIN	(10)	BPS
CORE SELLING GENRAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	50	BPS
CORE OPERATING PROFIT MARGIN	(60)	BPS
CORE EFFECTIVE TAX RATE	130	BPS
CORE EPS	(8)%
CURRENCY-NEUTRAL CORE EPS	7%
*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Brands Discontinued Operations
Three Months Ended December 31, 2013
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	19,299	—	—	—	—	—	—	19,299
COST OF PRODUCTS SOLD	9,924	—	(51)	—	—	—	—	9,873
GROSS PROFIT	9,375	—	51	—	—	—	—	9,426
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	5,483	—	(23)	—	—	(8)	(1)	5,451
OPERATING INCOME	3,892	—	74	—	—	8	1	3,975
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	3,770	—	74	—	—	8	1	3,853
INCOME TAX ON CONTINUING OPERATIONS	815	—	10	—	—	—	—	825
NET EARNINGS FROM CONTINUING OPERATIONS	2,955	—	64	—	—	8	1	3,028
NET EARNINGS FROM DISCONTINUED OPERATIONS	517	(517)	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	44	(5)	—	—	—	—	—	39
NET EARNINGS ATTRIBUTABLE TO P&G	3,428	(512)	64	—	—	8	1	2,989
GROSS MARGIN	48.6%	—%	0.3%	—%	—%	—%	(0.1)%	48.8%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	28.4%	—%	(0.1)%	—%	—%	—%	(0.1)%	28.2%
OPERATING PROFIT MARGIN	20.2%	—%	0.4%	—%	—%	—%	—%	20.6%
EFFECTIVE TAX RATE	21.6%	—%	(0.2)%	—%	—%	—%	—%	21.4%
								CORE EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	1.00	—	0.02	—	—	—	0.01	1.03

*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Brands Discontinued Operations
Three Months Ended September 30, 2014
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	18,771	—	—	—	—	—	—	18,771
COST OF PRODUCTS SOLD	9,734	—	(91)	—	—	—	—	9,643
GROSS PROFIT	9,037	—	91	—	—	—	—	9,128
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	5,404	—	9	(138)	—	—	1	5,276
OPERATING INCOME	3,633	—	82	138	—	—	(1)	3,852
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	3,507	—	82	138	—	—	—	3,727
INCOME TAX ON CONTINUING OPERATIONS	791	—	15	34	—	—	—	840
NET EARNINGS FROM CONTINUING OPERATIONS	2,716	—	67	104	—	—	—	2,887
NET EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	(696)	696	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	30	(5)	—	—	—	—	—	25
NET EARNINGS ATTRIBUTABLE TO P&G	1,990	701	67	104	—	—	—	2,862
GROSS MARGIN	48.1%	—%	0.5%	—%	—%	—%	—%	48.6%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	28.8%	—%	—%	(0.7)%	—%	—%	—%	28.1%
OPERATING PROFIT MARGIN	19.4%	—%	0.4%	0.7%	—%	—%	—%	20.5%
EFFECTIVE TAX RATE	22.6%	—%	(0.1)%	0.1%	—%	—%	(0.1)%	22.5%
								CORE EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	0.93	—	0.02	0.04	—	—	—	0.99
					LESS: CURRENCY IMPACT TO EARNINGS			(0.07)
					CURRENCY-NEUTRAL CORE EPS			1.06

FY 15 CHANGE VERSUS YEAR AGO
CORE GROSS MARGIN	20	BPS
CORE SELLING GENRAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	40	BPS
CORE OPERATING PROFIT MARGIN	(20)	BPS
CORE EFFECTIVE TAX RATE	(90)	BPS
CORE EPS	2%
CURRENCY-NEUTRAL CORE EPS	9%
*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES (Amounts in Millions Except Per Share Amounts) Selected Financial Information & Non-GAAP Measures, Revised for Beauty Brands Discontinued Operations
Three Months Ended September 30, 2013
	AS REVISED (GAAP)	DISCONTINUED OPERATIONS	INCREMENTAL RESTRUCTURING	VENEZUELA B/S REMEASUREMENT & DEVALUATION	VENEZUELA DECONSOLIDATION	CHARGES FOR EUROPEAN LEGAL MATTERS	ROUNDING	NON-GAAP (CORE*)
NET SALES	18,756	—	—	—	—	—	—	18,756
COST OF PRODUCTS SOLD	9,737	—	(62)	—	—	—	—	9,675
GROSS PROFIT	9,019	—	62	—	—	—	—	9,081
SELLING, GENERAL, & ADMINISTRATIVE EXPENSE	5,193	—	1	—	—	—	—	5,194
OPERATING INCOME	3,826	—	61	—	—	—	—	3,887
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	3,688	—	61	—	—	—	—	3,749
INCOME TAX ON CONTINUING OPERATIONS	864	—	13	—	—	—	—	877
NET EARNINGS FROM CONTINUING OPERATIONS	2,824	—	48	—	—	—	—	2,872
NET EARNINGS FROM DISCONTINUED OPERATIONS	233	(233)	—	—	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	30	(5)	—	—	—	—	—	25
NET EARNINGS ATTRIBUTABLE TO P&G	3,027	(228)	48	—	—	—	—	2,847
GROSS MARGIN	48.1%	—%	0.3%	—%	—%	—%	—%	48.4%
SELLING, GENERAL & ADMINISTRATIVE EXPENSE AS A % OF NET SALES	27.7%	—%	—%	—%	—%	—%	—%	27.7%
OPERATING PROFIT MARGIN	20.4%	—%	0.3%	—%	—%	—%	—%	20.7%
EFFECTIVE TAX RATE	23.4%	—%	—%	—%	—%	—%	—%	23.4%
								CORE EPS:
DILUTED NET EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS**	0.96	—	0.02	—	—	—	(0.01)	0.97

*Core excludes incremental restructuring charges, certain legal reserves, Venezuela deconsolidation charge, and balance sheet remeasurement impact from Venezuela.
**Diluted net earnings per common share from continuing operations are calculated on net earnings attributable to Procter & Gamble.